Rule 424b3 333155516



AMERICAN DEPOSITARY
SHARES
One 1 American Depositary
Share
represents
One 1 Share

THE BANK OF NEW YORK
MELLON
AMERICAN DEPOSITARY
RECEIPT
FOR COMMON STOCK OF
EBRO FOODS SA
INCORPORATED UNDER THE
LAWS OF SPAIN
       The Bank of New York
Mellon as depositary
hereinafter
called the Depositary
hereby
certifies i that there have
been
deposited with the
Depositary or its
agent nominee custodian
clearing
agency or correspondent the
securities described above
Shares
or evidence of the right to
receive
such Shares ii that at the
date
hereof each American
Depositary
Share evidenced by this
Receipt
represents the amount of
Shares
shown above and that

or registered assigns IS
THE
OWNER OF  AMERICAN
DEPOSITARY SHARES
hereby evidenced and called
and
except as otherwise herein
expressly provided is
entitled upon
surrender at the Corporate
Trust
Office of the Depositary
New
York New York of this
Receipt
duly endorsed for transfer
and
upon payment of the charges
as
provided on the reverse of
this
Receipt and in compliance
with
applicable laws or
governmental
regulations at Owners
option 1 to
delivery at the office of
the agent
nominee custodian clearing
agency
or correspondent of the
Depositary
to a person specified by
Owner of
the amount of Deposited
Securities
represented hereby or
evidence of
the right to receive the
same or 2 to
have such Deposited
Securities
forwarded at his cost and
risk to
him at the Corporate Trust
Office
of the Depositary.  The
words
Deposited Securities
wherever
used in this Receipt shall
mean the
Shares deposited under the
agreement created by the
Receipts
as hereinafter defined
including
such evidence of the right
to
receive the same and any
and all
other securities cash and
other
property held by the
Depositary in
place thereof or in
addition thereto
as provided herein.  The
word
Owner wherever used in this
Receipt shall mean the name
in
which this Receipt is
registered
upon the books of the
Depositary
from time to time.  The
Depositarys Corporate Trust
Office
is located at a different
address
than its principal
executive office.
Its Corporate Trust Office
is
located at 101 Barclay
Street New
York New York 10286 and its
principal executive office
is
located at One Wall Street
New
York New York 10286.
             1.

RECEIPTS
..
       This American
Depositary
Receipt this Receipt is one
of a
continuing issue of
American
Depositary Receipts
collectively
the Receipts all evidencing
rights
of like tenor with respect
to the
Deposited Securities and
all issued
or to be issued upon the
terms and
subject to the conditions
herein
provided which shall govern
the
continuing arrangement by
the
Depositary with respect to
initial
deposits as well as the
rights of
holders and Owners of
Receipts
subsequent to such
deposits.
       The issuer of the
Receipts
is deemed to be the legal
entity
resulting from the
agreement herein
provided for.
       The issuance of
Receipts
against deposits generally
may be
suspended or the issuance
of
Receipts against the
deposit of
particular Shares may be
withheld
if such action is deemed
necessary
or advisable by the
Depositary at
any time and from time to
time
because of any requirements
of
any government or
governmental
body or commission or for
any
other reason.  The
Depositary
assumes no liability with
respect to
the validity or worth of
the
Deposited Securities.
             2.
                    TRANSFE
R OF RECEIPTS.
       Until the surrender
of this
Receipt in accordance with
the
terms hereof the Depositary
will
maintain an office in the
Borough
of Manhattan The City of
New
York for the registration
of
Receipts and transfers of
Receipts
where the Owners of the
Receipts
may during regular business
hours
inspect the transfer books
maintained by the
Depositary that
list the Owners of the
Receipts.
 The transfer of this
Receipt is
registrable on the books of
the
Depositary at its Corporate
Trust
Office by the holder hereof
in
person or by duly
authorized
attorney upon surrender of
this
Receipt properly endorsed
for
transfer or accompanied by
proper
instruments of transfer and
funds
sufficient to pay any
applicable
transfer taxes and the fees
and
expenses of the Depositary
and
upon compliance with such
regulations if any as the
Depositary
may establish for such
purpose.
 This Receipt may be split
into
other such Receipts or may
be
combined with other such
Receipts
into one Receipt
representing the
same aggregate number of
American Depositary Shares
as the
Receipt or Receipts
surrendered.
 Upon such split or
combination
not involving a transfer a
charge
will be made as provided
herein.
 The Depositary may close
the
transfer books at any time
or from
time to time when deemed
expedient by it in
connection with
the performance of its
duties
hereunder.
             3.
                    PROOF
OF
CITIZENSHIP OR RESIDENCE.
       The Depositary may
require any holder or Owner
of
Receipts or any person
presenting
securities for deposit
against the
issuance of Receipts from
time to
time to file such proof of
citizenship or residence
and to
furnish such other
information by
affidavit or otherwise and
to
execute such certificates
and other
instruments as may be
necessary or
proper to comply with any
laws or
regulations relating to the
issuance
or transfer of Receipts the
receipt
or distribution of
dividends or
other property or the
taxation
thereof or of receipts or
deposited
securities and the
Depositary may
withhold the issuance or
registration of transfer of
any
Receipt or payment of such
dividends or delivery of
such
property from any holder
Owner or
other person as the case
may be
who shall fail to file such
proofs
certificates or other
instruments.
             4.
                    TRANSFE
RABILITY
RECORDOWNERSHIP.
       It is a condition of
this
Receipt and every
successive
holder and Owner of this
Receipt
by accepting or holding the
same
consents and agrees that
title to this
Receipt when properly
endorsed or
accompanied by proper
instruments of transfer is
transferable by delivery
with the
same effect as in the case
of a
negotiable instrument
provided
however that prior to the
due
presentation of this
Receipt for
registration of transfer as
above
provided and subject to the
provisions of Article 9
below the
Depositary notwithstanding
any
notice to the contrary may
treat the
person in whose name this
Receipt
is registered on the books
of the
Depositary as the absolute
owner
hereof for the purpose of
determining the person
entitled to
distribution of dividends
and for
any other purpose.
             5.
                    TAX
LIABILITY.
       The Depositary shall
not be
liable for any taxes or
governmental or other
assessments
or charges that may become
payable in respect of the
Deposited
Securities but a ratable
part of any
and all of the same whether
such
tax assessment or charge
becomes
payable by reason of any
present
or future law statute
charter
provision bylaw regulation
or
otherwise shall be payable
by the
Owner hereof to the
Depositary at
any time on request.  Upon
the
failure of the holder or
Owner of
this Receipt to pay any
such
amount the Depositary may
sell for
account of such Owner an
amount
of the Deposited Securities
equal to
all or any part of the
amount
represented by this Receipt
and
may apply the proceeds in
payment of such obligations
the
Owner hereof remaining
liable for
any deficiency.
             6.
                    REPRESE
NTATIONS AND
WARRANTIES.
       Every person
presenting
Shares for deposit shall be
deemed
thereby to represent and
warrant
that such Shares and each
certificate if any therefor
are
validly issued fully paid
and
nonassessable that such
Shares
were not issued in
violation of any
preemptive or similar
rights of the
holders of any securities
and that
the person making such
deposit is
duly authorized so to do.
Every
such person shall also be
deemed
to represent that the
deposit of
such securities and the
sale of
American Depositary Shares
representing such Shares by
that
person in the United States
are not
restricted under the
Securities Act
of 1933 as amended the
Securities
Act of 1933.  Such
representations
and warranties shall
survive the
deposit of such securities
and
issuance of Receipts.
       This Receipt is
issued
subject and all rights of
the holder
or Owner hereof are
expressly
subject to the terms and
conditions
set forth on both sides of
this
Receipt all of which form a
part of
the agreement evidenced in
this
Receipt and to all of which
the
holder or Owner hereof by
accepting this Receipt
consents.
             7.
                    REPORTS
OF ISSUER OF DEPOSITED
SECURITIES VOTING
RIGHTS.
       As of the date of
the
establishment of the
program for
issuance of Receipts by the
Depositary the Depositary
believed
based on limited
investigation that
the issuer of the Deposited
Securities either i
furnished the
Securities and Exchange
Commission the Commission
with
certain public reports and
documents required by
foreign law
or otherwise or ii
published
information in English on
its
Internet website at
www.ebropuleva.com or
another
electronic information
delivery
system generally available
to the
public in its primary
trading market
in either case in
compliance with
Rule 12g32b under the
Securities
and Exchange Act of 1934 as
in
effect and applicable to
that issuer
at that time.  However the
Depositary does not assume
any
duty to determine if the
issuer of
the Deposited Securities is
complying with the current
requirements of Rule 12g32b
or to
take any action if that
issuer is not
complying with those
requirements.
       The Depositary shall
be
under no obligation to give
notice
to the holder or Owner of
this
Receipt of any meeting of
shareholders or of any
report of or
communication from the
issuer of
the Deposited Securities or
of any
other matter concerning the
affairs
of such issuer except as
herein
expressly provided.  The
Depositary undertakes to
make
available for inspection by
holders
and Owners of the Receipts
at its
Corporate Trust Office any
reports
and communication received
from
the issuer of the Deposited
Securities that are both i
received
by the Depositary as the
holder of
the Deposited Securities
and ii
made generally available to
the
holders of the Deposited
Securities
by the issuer thereof.
Such reports
and communications will be
available in the language
in which
they were received by the
Depositary from the issuer
of the
Deposited Securities except
to the
extent if any that the
Depositary in
its sole discretion elects
to both i
translate into English any
of such
reports or communications
that
were not in English when
received
by the Depositary and ii
make such
translations if any
available for
inspection by holders and
Owners
of the Receipts.  The
Depositary
has no obligation of any
kind to
translate any of such
reports or
communications or to make
such
translation if any
available for such
inspection.
       The Depositary may
in its
discretion exercise in any
manner
or not exercise any and all
voting
rights that may exist in
respect of
the Deposited Securities.
The
Depositary may but assumes
no
obligation to notify Owners
of an
upcoming meeting of holders
of
Deposited Securities or
solicit
instructions from Owners as
to the
exercise of any voting
rights with
respect to the Deposited
Securities.
Upon the written request of
the
Owner of this Receipt and
payment
to it of any expense
involved the
Depositary may in its sole
discretion but assumes no
obligation to exercise any
voting
rights with respect to the
amount of
the Deposited Securities
represented by the American
Depositary Shares evidenced
by
this Receipt in accordance
with that
request.
             8.

DISTRIBU
TIONS.
       Until the surrender
of this
Receipt the Depositary a
shall
distribute or otherwise
make
available to the Owner
hereof at a
time and in such manner as
it shall
determine any distributions
of cash
Shares or other securities
or
property other than
subscription or
other rights and b may
distribute or
otherwise make available to
the
Owner hereof at a time and
in such
manner as it shall
determine any
distributions of
subscription or
other rights in each case
received
with respect to the amount
of
Deposited Securities
represented
hereby after deduction or
upon
payment of the fees and
expenses
of the Depositary described
in
Article 13 below and the
withholding of any taxes in
respect
thereof provided however
that the
Depositary shall not make
any
distribution for which it
has not
received satisfactory
assurances
which may be an opinion of
United States counsel that
the
distribution is registered
under or is
exempt from or not subject
to the
registration requirements
of the
Securities Act of 1933 or
any other
applicable law.  If the
Depositary is
not obligated under the
preceding
sentence to distribute or
make
available a distribution
under the
preceding sentence the
Depositary
may sell such Shares other
securities subscription or
other
rights securities or other
property
and the Depositary shall
distribute
the net proceeds of a sale
of that
kind to the Owners entitled
to them
after deduction or upon
payment
of the fees and expenses of
the
Depositary described in
Article 13
below and the withholding
of any
taxes in respect thereof.
In lieu of
distributing fractional
American
Depositary Shares for
distributed
Shares or other fractional
securities
the Depositary may in its
discretion
sell the amount of
securities or
property equal to the
aggregate of
those fractions.  In the
case of
subscription or other
rights the
Depositary may in its
discretion
issue warrants for such
subscription or other
rights andor
seek instructions from the
Owner
of this Receipt as to the
disposition
to be made of such
subscription or
other rights.  If the
Depositary does
not distribute or make
available to
Owners or sell distributed
subscription or other
rights the
Depositary shall allow
those rights
to lapse.  Sales of
subscription or
other rights securities or
other
property by the Depositary
shall be
made at such time and in
such
manner as the Depositary
may
deem advisable.
       If the Depositary
shall find
in its opinion that any
cash
distribution is not
convertible in its
entirety or with respect to
the
Owners of a portion of the
Receipts on a reasonable
basis into
U.S. Dollars available to
it in the
City of New York or if any
required approval or
license of any
government or agency for
such
conversion is denied or is
not
obtainable within a
reasonable
period the Depositary may
in its
discretion make such
conversion
and distribution in U.S.
Dollars to
the extent possible at such
time and
rates of conversion as the
Depositary shall deem
appropriate
to the Owners entitled
thereto and
shall with respect to any
such
currency not converted or
convertible either i
distribute such
foreign currency to the
holders
entitled thereto or ii hold
such
currency for the respective
accounts of such Owners
uninvested and without
liability for
interest thereon in which
case the
Depositary may distribute
appropriate warrants or
other
instruments evidencing
rights to
receive such foreign
currency.
             9.
                    RECORD
DATES ESTABLISHED BY
DEPOSITARY.
       Whenever any cash
dividend or other cash
distribution
shall become payable or any
distribution other than
cash shall be
made or whenever rights
shall be
offered with respect to
Deposited
Securities or whenever the
Depositary shall receive
notice of
any meeting of Owners of
Deposited Securities or
whenever it
is necessary or desirable
to
determine the Owners of
Receipts
the Depositary will fix a
record
date for the determination
of the
Owners generally or the
Owners of
Receipts who shall be
entitled to
receive such dividend
distribution
or rights or the net
proceeds of the
sale thereof to give
instructions for
the exercise of voting
rights at any
such meeting or responsible
for
any other purpose for which
the
record date was set.
             10.
                    CHANGES
AFFECTING DEPOSITED
SECURITIES.
       Upon i any change in
nominal value or any
subdivision
combination or any other
reclassification of the
Deposited
Securities or ii any
recapitalization
reorganization sale of
assets
substantially as an
entirety merger
or consolidation affecting
the
issuer of the Deposited
Securities
or to which it is a party
or iii the
redemption by the issuer of
the
Deposited Securities at any
time of
any or all of such
Deposited
Securities provided the
same are
subject to redemption then
and in
any such case the
Depositary shall
have the right to exchange
or
surrender such Deposited
Securities and accept and
hold
hereunder in lieu thereof
other
shares securities cash or
property
to be issued or delivered
in lieu of
or in exchange for or
distributed or
paid with respect to such
Deposited
Securities.  Upon any such
exchange or surrender the
Depositary shall have the
right in
its discretion to call for
surrender
of this Receipt in exchange
upon
payment of fees and
expenses of
the Depositary for one or
more
new Receipts of the same
form and
tenor as this Receipt but
describing
the substituted Deposited
Securities.  In any such
case the
Depositary shall have the
right to
fix a date after which this
Receipt
shall only entitle the
Owner to
receive such new Receipt or
Receipts.  The Depositary
shall
mail notice of any
redemption of
Deposited Securities to the
Owners
of Receipts provided that
in the
case of any redemption of
less
than all of the Deposited
Securities
the Depositary shall select
in such
manner as it shall
determine an
equivalent number of
American
Depositary Shares to be
redeemed
and shall mail notice of
redemption
only to the Owners of
Receipts
evidencing those American
Depositary Shares.  The
sole right
of the Owners of Receipts
evidencing American
Depositary
Shares designated for
redemption
after the mailing of such
notice of
redemption shall be to
receive the
cash rights and other
property
applicable to the same upon
surrender to the Depositary
and
upon payment of its fees
and
expenses of the Receipts
evidencing such American
Depositary Shares.
             11.

LIABILIT
Y OF DEPOSITARY.
       The Depositary shall
not
incur any liability to any
holder or
Owner of this Receipt i if
by
reason of any provisions of
any
present or future law of
the United
States of America any state
thereof
or of any other country or
of any
governmental or regulatory
authority or by reason of
any
provision present or future
of the
charter or articles of
association or
similar governing document
of the
issuer or of the Deposited
Securities the Depositary
shall be
prevented delayed or
forbidden
from or subjected to any
civil or
criminal penalty or
extraordinary
expenses on account of
doing or
performing any act or thing
which
by the terms hereof it is
provided
shall be done or performed
ii by
reason of any
nonperformance or
delay caused as specified
in clause
i above in the performance
of any
act or thing which by the
terms of
this Receipt it is provided
shall or
may be done or performed
iii by
reason of any exercise of
or failure
to exercise any discretion
provided
for herein iv for the
inability of
any Owner or holder to
benefit
from any distribution
offering right
or other benefit which is
made
available to holders of
Deposited
Securities but is not made
available
to Owners or holders v for
any
special consequential or
punitive
damages for any breach of
the
terms of this Receipt or vi
arising
out of any act of God
terrorism or
war or any other
circumstances
beyond its control.
       The Depositary shall
not be
responsible for any failure
to carry
out any requests to vote
any
Deposited Securities or for
the
manner or effect of any
vote that is
cast either with or without
the
request of any Owner or for
not
exercising any right to
vote any
Deposited Securities.
       The Depositary does
not
assume any obligation and
shall
not be subject to any
liability to
holders or Owners hereunder
other
than agreeing to act
without
negligence or bad faith in
the
performance of such duties
as are
specifically set forth
herein.
       The Depositary shall
be
under no obligation to
appear in
prosecute or defend any
action suit
or other proceeding in
respect of
any of the Deposited
Securities or
in respect of the Receipts
on behalf
of Owners or holders or any
other
persons.  The Depositary
shall not
be liable for any action or
nonaction by it in reliance
upon the
advice of or information
from legal
counsel accountants or any
other
persons believed by it in
good faith
to be competent to give
such
advice or information.
       The Depositary
subject to
Article 14 hereof may
itself
become the owner of and
deal in
securities of any class of
the issuer
of the Deposited Securities
and in
Receipts of this issue.
             12.
                    TERMINA
TION OF AGREEMENT AND
SURRENDER OF THIS
RECEIPT.
       The Depositary may
at any
time terminate the
agreement
evidenced by this Receipt
and all
other Receipts by mailing
notice of
such termination to the
Owners of
all Receipts then
outstanding at
their addresses appearing
upon the
books of the Depositary at
least
thirty days prior to the
date fixed in
such notice for
termination.  On
and after such date of
termination
the Owner hereof upon
surrender
of this Receipt at the
Corporate
Trust Office of the
Depositary will
be entitled to delivery of
the
amount of the Deposited
Securities
represented hereby upon the
same
terms and conditions and
upon
payment of a fee at the
rates
provided herein with
respect to the
surrender of this Receipt
for
Deposited Securities and on
payment of applicable taxes
and
charges.  The Depositary
may
convert any dividends
received by
it in cash after the
termination date
into U.S. Dollars as herein
provided and after
deducting
therefrom the fees of the
Depositary and referred to
herein
and any taxes and
governmental
charges and shall
thereafter hold
the balance of said
dividends for
the pro rata benefit of the
Owners
of the respective Receipts.
As to
any Receipts not so
surrendered
within thirty days after
such date
of termination the
Depositary shall
thereafter have no
obligation with
respect to the collection
or
disbursement of any
subsequent
dividends or any
subscriptions or
other rights accruing on
the
Deposited Securities.
After the
expiration of three months
from
such date of termination
the
Depositary may sell any
remaining
Deposited Securities in
such
manner as it may determine
and
may thereafter hold
uninvested the
net proceeds of any such
sale or
sales together with any
dividends
received prior to such sale
or the
U.S. Dollars received on
conversion thereof
unsegregated
and without liability for
any
interest thereon for the
pro rata
benefit of the Owners of
the
Receipts that have not
theretofore
been surrendered for
cancellation
such Owners thereupon
becoming
general creditors of the
Depositary
with respect to such net
proceeds.
 After making such sale or
if no
such sale can be made after
the
expiration of one year from
such
date of termination the
Depositary
shall be discharged from
all
obligations whatsoever to
the
holders and Owners of the
Receipts except to make
distribution of the net
proceeds of
sale and of such dividends
after
deducting all fees charges
and
expenses of the Depositary
or of
the Deposited Securities in
case no
sale can be made upon
surrender
of the Receipts.
             13.
                    CERTAIN
FEES AND CHARGES OF THE
DEPOSITARY.
       The Depositary may
charge
any party depositing or
withdrawing Shares any
party
transferring or
surrendering
Receipts any party to whom
Receipts are issued
including
issuance pursuant to a
stock
dividend or stock split or
an
exchange of stock or
distribution
pursuant to Articles 8 or
10 or
Owners as applicable i fees
for the
delivery or surrender of
Receipts
and deposit or withdrawal
of
Shares ii fees for
distributing cash
Shares or other property
received
in respect of Deposited
Securities
iii taxes and other
governmental
charges iv registration or
custodial
fees or charges relating to
the
Shares v cable telex and
facsimile
transmission expenses vi
foreign
currency conversion
expenses and
fees vii depositary
servicing fees
and viii any other fees or
charges
incurred by the Depositary
or its
agents in connection with
the
Receipt program.  The
Depositarys
fees and charges may differ
from
those of other
depositaries.  The
Depositary reserves the
right to
modify reduce or increase
its fees
upon thirty 30 days notice
to the
Owner hereof.  The
Depositary will
provide without charge a
copy of
its latest schedule of fees
and
charges to any party
requesting it.
       The Depositary may
charge
fees for receiving deposits
and
issuing Receipts for
delivering
Deposited Securities
against
surrendered Receipts for
transfer
of Receipts for splits or
combinations of Receipts
for
distribution of each cash
or other
distribution on Deposited
Securities
for sales or exercise of
rights or for
other services performed
hereunder.  The Depositary
reserves the right to
modify reduce
or increase its fees upon
thirty 30
days notice to the Owner
hereof.
 The Depositary will
provide
without charge a copy of
its latest
fee schedule to any party
requesting it.
             14.
                    PRERELE
ASE OF RECEIPTS.
       Notwithstanding any
other
provision of this Receipt
the
Depositary may execute and
deliver Receipts prior to
the receipt
of Shares PreRelease. The
Depositary may deliver
Shares
upon the receipt and
cancellation
of Receipts which have been
PreReleased whether or not
such
cancellation is prior to
the
termination of such
PreRelease or
the Depositary knows that
such
Receipt has been
PreReleased.  The
Depositary may receive
Receipts in
lieu of Shares in
satisfaction of a
PreRelease.  Each
PreRelease will
be a preceded or
accompanied by a
written representation from
the
person to whom Receipts or
Shares
are to be delivered that
such person
or its customer owns the
Shares or
Receipts to be remitted as
the case
may be b at all times fully
collateralized with cash or
such
other collateral as the
Depositary
deems appropriate c
terminable by
the Depositary on not more
than
five 5 business days notice
and
d subject to such further
indemnities and credit
regulations
as the Depositary deems
appropriate.  The number of
American Depositary Shares
which
are outstanding at any time
as a
result of PreReleases will
not
normally exceed thirty
percent
30% of the Shares deposited
with
the Depositary provided
however
that the Depositary
reserves the
right to change or
disregard such
limit from time to time as
it deems
appropriate.
       The Depositary may
retain
for its own account any
compensation received by it
in
connection with the
foregoing.
             15.
                    COMPLIA
NCE WITH U.S. SECURITIES
LAWS.
       Notwithstanding any
terms
of this Receipt to the
contrary the
Depositary will not
exercise any
rights it has under this
Receipt to
prevent the withdrawal or
delivery
of Deposited Securities in
a
manner which would violate
the
United States securities
laws
including but not limited
to Section
1A1 of the General
Instructions to
the Form F6 Registration
Statement
as amended from time to
time
under the Securities Act of
1933.
             16.
                    GOVERNI
NG LAW VENUE OF ACTIONS
JURY TRIAL WAIVER.
       This Receipt shall
be
interpreted and all rights
hereunder
and provisions hereof shall
be
governed by the laws of the
State
of New York.
       All actions and
proceedings
brought by any Owner or
holder of
this Receipt against the
Depositary
arising out of or relating
to the
Shares or other Deposited
Securities the American
Depositary
Shares or the Receipts or
any
transaction contemplated
herein
shall be litigated only in
courts
located within the State of
New
York.
       EACH OWNER AND
HOLDER HEREBY
IRREVOCABLY WAIVES TO
THE FULLEST EXTENT
PERMITTED BY APPLICABLE
LAW ANY RIGHT IT MAY
HAVE TO A TRIAL BY JURY IN
ANY SUIT ACTION OR
PROCEEDING AGAINST THE
DEPOSITARY DIRECTLY OR
INDIRECTLY ARISING OUT OF
OR RELATING TO THE SHARES
OR OTHER DEPOSITED
SECURITIES THE AMERICAN
DEPOSITARY SHARES OR THE
RECEIPTS OR ANY
TRANSACTION
CONTEMPLATED HEREIN OR
THE BREACH HEREOF
INCLUDING WITHOUT
LIMITATION ANY QUESTION
REGARDING EXISTENCE
VALIDITY OR TERMINATION
WHETHER BASED ON
CONTRACT TORT OR ANY
OTHER THEORY.
             17.
                    AMENDM
ENT OF RECEIPTS.
       The form of the
Receipts
and the agreement created
thereby
may at any time and from
time to
time be amended by the
Depositary
in any respect which it may
deem
necessary or desirable. Any
amendment which shall
prejudice
any substantial existing
right of
Owners shall not become
effective
as to outstanding Receipts
until the
expiration of thirty 30
days after
notice of such amendment
shall
have been given to the
Owners of
outstanding Receipts
provided
however that such thirty 30
days
notice shall in no event be
required
with respect to any
amendment
which shall impose or
increase any
taxes or other governmental
charges registration fees
cable telex
or facsimile transmission
costs
delivery costs or other
such
expenses. Every Owner and
holder
of a Receipt at the time
any
amendment so becomes
effective
shall be deemed by
continuing to
hold such Receipt to
consent and
agree to such amendment and
to be
bound by the agreement
created by
Receipt as amended thereby.
In no
event shall any amendment
impair
the right of the Owner of
any
Receipt to surrender such
Receipt
and receive therefor the
amount of
Deposited Securities
represented
by the American Depositary
Shares
evidenced thereby except in
order
to comply with mandatory
provisions of applicable
law.